SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

                           THE SECURITIES ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  OCTOBER 20, 2000


                               FEDERATED INVESTORS, INC.
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                              PENNSYLVANIA 001-14818 25-1111467
             (STATE OR OTHER JURISDICTION         (COMMISSION FILE NUMBER)
               (I.R.S. EMPLOYER
                     OF INCORPORATION)
IDENTIFICATION NO.)

                            FEDERATED INVESTORS TOWER

                          PITTSBURGH, PENNSYLVANIA 15222-3779
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


                                    (412) 288-8141
                 (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


ITEM 5.  OTHER EVENTS.

      In a press release dated October 20, 2000, Federated Investors, Inc. ("Federated") announced that it reached a definitive agreement to acquire the business of New York-based Edgemont Asset Management Corp. ("Edgemont"), the advisor for the Kaufmann Fund. As a result of this transaction, Federated will make an upfront payment of approximately $200 million and contingent payments which could aggregate to as much as $220 million paid out over six years based on revenue growth. A copy of the press release is attached hereto as an exhibit.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIALS AND EXHIBITS.

      (c)   Exhibits

            99.1 Press Release dated October 20, 2000 regarding Federated's agreement to acquire the business of Edgemont.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FEDERATED INVESTORS, INC.
                                  (REGISTRANT)

Dated:  November 8, 2000                        By:/S/ THOMAS R. DONAHUE
                                                   ---------------------
                                          Thomas R. Donahue
                                          Vice President, Treasurer
                                          and Chief Financial Officer
                                          EXHIBIT INDEX

Exhibit Number                                  Description

99.1 Press Release dated October 20, 2000 regarding Federated's agreement to acquire the business of Edgemont.

                                  Exhibit 99.1

NEWS RELEASE

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

Contacts:
MEDIA/FII              MEDIA/FII                      ANALYSTS/FII        KAUFMANN
J. T. Tuskan           Anne Cumberledge/Becky Taylor  Ray Hanley          Lawrence Auriana
(412) 288-7895         (412) 288-7538 or 8079         (412) 288-1920      (212) 922-2999
JTUSKAN@FEDERATEDINV.COM                              RHANLEY@FEDERATEDINV.COM
------------------------                               ------------------------

FEDERATED INVESTORS TO ACQUIRE $3.7 BILLION KAUFMANN FUND; LEADING GROWTH MANAGER o LAWRENCE AURIANA AND HANS UTSCH TO CONTINUE MANAGING KAUFMANN FUND o KAUFMANN SHAREHOLDERS WILL CONTINUE KAUFMANN PURCHASES WITH NO SALES CHARGES o FEDERATED ADDS SIGNIFICANT STRENGTH TO ITS GROWTH INVESTMENT FRANCHISE

(Pittsburgh, PA, October 20, 2000) Federated Investors, Inc., (NYSE: FII) one of the nation's largest investment management companies, announced today that it has reached a definitive agreement to acquire the business of New York-based Edgemont Asset Management Corp., the advisor for the well-known $3.7 billion Kaufmann Fund for a purchase price of approximately $400 million. The announcement was made jointly today by J. Christopher Donahue, president and chief executive officer of Federated, Lawrence Auriana, president of Edgemont and Hans Utsch, chairman of Edgemont.

As a key part of the transaction, Auriana and Utsch, who are responsible for the fund's historic performance and growth over the last 14 years, have signed long-term employment contracts with Federated. This action ensures existing Kaufmann Fund shareholders that the duo will remain with Federated as co-managers of the Kaufmann Fund and bring their growth investment team to the Federated franchise.

The transaction, which has been approved by Federated's corporate and fund boards, includes an upfront payment and a contingent series of payments based on the average assets of the fund 30 days before closing. The upfront payment is payable in 95 percent cash and 5 percent FII stock. Using September 30, 2000 assets as an example, the upfront payment would be approximately $200 million and the maximum contingent payments would range in total from $120 million to $220 million paid out over a six year time frame based on revenue growth.

For the maximum contingent payments to be made, revenue growth must exceed six percent in year one, and in years two through six, revenues must grow on a compounded basis of at least 12 percent. Federated anticipates the transaction will be modestly accretive to earnings in year one. After closing, which is expected in the first quarter of 2001 and as part of its national branding effort, Federated will market the fund as the Federated Kaufmann Fund.

The completion of the transaction is subject to approval of the Kaufmann Fund board of directors as well as fund shareholders. Kaufmann Fund shareholders will be asked to approve a reorganization of the fund that will efficiently integrate their fund into the Federated complex and allow for the creation of Federated Kaufmann Class A, Class B and Class C shares - as well as a fourth class with special features designed for current shareholders; a change of the investment advisory company; and the installation of the Federated fund board as the board for the Federated Kaufmann Fund.

Pending a shareholder vote in 2001, the Federated Kaufmann Fund A, B and C shares will be offered through Federated's current distribution system of brokerage firms, bank brokerage firms, financial planners, bank trust departments, investment advisors and to institutional investors.

Subsequent to the closing, Federated plans to take steps to offer existing Kaufmann shareholders the opportunity to invest in Federated's Class A share funds, which include 12 domestic equity, nine international/global equity, 17 domestic bond and two international bond funds, without a sales charge.

"We selected Federated as our partner because of their reputation as a world-class investment manager, distribution power and for their industry-wide recognition for high-quality customer service," Auriana said. "In our partnership, Federated will focus on shareholder service, distribution and marketing - areas where they consistently excel, and our continued focus will be on finding the best companies for the Kaufmann Fund and our shareholders."

"With the Federated Kaufmann Fund, Larry and I will focus our energies on the investment process and stock selection," Utsch said. "Outstanding investment performance has enabled the Kaufmann Fund to provide great rewards for fund shareholders, and we're pleased to continue offering our expertise to existing shareholders and look forward to broadening our client base by working with financial intermediaries."

"Combining the proven investment skills of Larry, Hans and their team, along with the enormous brand recognition of the Kaufmann Fund and Federated's distribution expertise, will give our firm a powerful new growth opportunity," Donahue said. "The investment experience of the Kaufmann team will also further enhance Federated's small to mid-cap growth team and deepen our overall equity franchise. We are also pleased to have the opportunity to offer a wide array of strong investment products to existing Kaufmann shareholders."

"The Federated Kaufmann Fund will significantly enhance the brand building efforts for Federated, and it's an excellent addition to an already strong equity line-up," said J. Thomas Madden, chief investment officer for domestic equity at Federated. "Larry and Hans are two of the most well-known and respected names in the investment business, and we are delighted to bring their combined 70 years of expertise to the Federated investment team."

As in the past, current Kaufmann shareholders can continue to call 1-800-261-0555 for information on their account. Kaufmann shareholders can visit the company section of Federated's Web site at www.federatedinvestors.com to obtain a copy of this press release. Federated's Web site also contains detailed information on Federated.

With the addition of the Kaufmann fund, Federated will oversee more than $25 billion in equity fund assets. Based on open-end managed assets at September 30, Federated ranks in the top two percent of money market fund managers in the industry, the top four percent of equity fund managers and the top four percent of bond fund managers.*

Edgemont Asset Management Corp. provides advisory services solely to the Kaufmann Fund and is responsible for its business affairs. New York natives, Messrs. Utsch and Auriana co-founded Edgemont in August, 1984 and have managed the Fund since 1986.

The investment objective of the Kaufmann Fund is capital appreciation. The fund invests primarily in the stocks of small and medium-sized companies that are traded on national security exchanges, Nasdaq and in the over-the-counter market.

Based in Pittsburgh, Federated was founded in 1955 by John F. Donahue, chairman, and Richard B. Fisher, executive vice president, who are part of the company's executive management team today. The company grew its asset base significantly in the 1970s and 1980s by developing money market and bond funds for bank trust departments and other financial intermediaries and played a critical role in developing the mutual fund business in banks.

In the 1990s, Federated has increased the size and scope of its equity franchise by launching 18 new funds, starting an international investment unit that manages more than $5 billion in assets, and building strong performance in several domestic and international funds.

Federated Investors, Inc., is a world-class investment manager and one of the largest mutual fund companies in the United States, managing more than $130 billion in approximately 185 mutual funds and separate accounts as of September 30, 2000. Financial professionals nationwide invest in Federated's equity, international/global, bond and money market mutual fund products on behalf of individual investors and institutions.

                                          ###

*BASED ON STRATEGIC INSIGHT DATA AS OF AUGUST 30, 2000.

CERTAIN STATEMENTS IN THIS PRESS RELEASE, SUCH AS THOSE RELATED TO THE DEVELOPMENT OF FUTURE BUSINESS OPPORTUNITIES, CONSTITUTE FORWARD-LOOKING STATEMENTS, WHICH INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES, AND OTHER FACTORS THAT MAY CAUSE THE ACTUAL RESULTS, LEVELS OF ACTIVITY, PERFORMANCE, OR ACHIEVEMENTS OF THE COMPANY, OR INDUSTRY RESULTS, TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, LEVELS OF ACTIVITY, PERFORMANCE, OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. SUCH FACTORS INCLUDE THOSE DISCUSSED IN THE COMPANY'S ANNUAL AND QUARTERLY REPORTS AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. AS A RESULT, NO ASSURANCE CAN BE GIVEN AS TO FUTURE RESULTS, LEVELS OF ACTIVITY, PERFORMANCE OR ACHIEVEMENTS, AND NEITHER THE COMPANY NOR ANY OTHER PERSON ASSUMES RESPONSIBILITY FOR THE ACCURACY AND COMPLETENESS OF SUCH STATEMENTS.

EDITOR'S NOTE: FOR MORE COMPLETE INFORMATION ON FEDERATED FUNDS, INCLUDING THEIR PERFORMANCE HISTORIES, PLEASE CALL CHERI PEGHER AT (412) 288-1471 FOR A
PROSPECTUS, WHICH YOU SHOULD READ CAREFULLY BEFORE INVESTING. FEDERATED SECURITIES CORP., DISTRIBUTOR

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o Not FDIC Insured             o No Bank Guarantee            o May Lose Value
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